UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 15, 2006

                          Genelabs Technologies, Inc.
            (Exact Name of Registrant as Specified in its Charter)

         California                  0-19222               94-3010150
---------------------------- ----------------------- ---------------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)        Identification No.)

 505 Penobscot Drive, Redwood City, California                   94063
--------------------------------------------------       -----------------------
              (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (650) 369-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On May 15, 2006, Genelabs Technologies, Inc. announced its financial results for the first quarter ended March 31, 2006. A copy of the related press release is furnished as Exhibit 99.1 hereto.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number  Description

99.1 Press Release of Registrant, dated May 15, 2006, entitled "Genelabs Technologies, Inc. Reports First Quarter 2006 Financial Results"

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Genelabs Technologies, Inc.
                                       (REGISTRANT)



Date: May 15, 2006                     By: /s/ Adrian Arima
                                          -------------------------------------
                                       Name:   Adrian Arima
                                       Title:  Vice President, General Counsel

                                 EXHIBIT INDEX

Exhibit Number             Description

99.1                       Press Release of Registrant, dated May 15, 2006.